UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2025

FIREFLY NEUROSCIENCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41092	54-1167364
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Military Road, Kenmore, NY	14217
(Address of principal executive offices)	(Zip Code)

(888) 237-6412
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	AIFF	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On February 14, 2025, Firefly Neuroscience, Inc., a Delaware corporation (the “Company”), held a special meeting of stockholders (the “Special Meeting”). As of January 6, 2025, the record date for the Special Meeting, there were 7,945,480 shares of common stock issued and outstanding and entitled to vote on the proposals presented at the Special Meeting, of which 3,537,940 shares, or approximately 44.52%, were present in person or represented by proxy, which constituted a quorum. The holders of shares of common stock are entitled to one vote for each share held. The proposals are described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on January 21, 2025 (the “Proxy Statement”), the relevant portions of which are incorporated by reference herein. Set forth below are the final voting results for each of the proposals submitted to a vote of the Company’s stockholders at the Special Meeting.

(i)  A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 20% or more of our issued and outstanding common stock of the Company, pursuant to the Securities Purchase Agreement, dated as of December 20, 2024, between the Company and Helena Special Opportunities LLC (“Helena”), including upon the conversion of a convertible note issued to Helena and upon the exercise of a warrant issued to Helena. The proposal was approved as set forth below:

For	Against	Abstain
3,521,591	13,620	2,729

(ii) A proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of 20% or more of our issued and outstanding common stock pursuant to the Purchase Agreement, dated December 20, 2024, between the Company and Arena Business Solutions Global SPC II, Ltd. The proposal was approved as set forth below:

For	Against	Abstain
3,507,141	27,770	3,029

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits
Exhibit No.	Description of Exhibit
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 14, 2025	FIREFLY NEUROSCIENCE, INC.

/s/ Greg Lipschitz
Name: Greg Lipschitz
Title: Interim Chief Executive Officer